Addendum #3 to Commercial Manufacturing Agreement

This Addendum to Commercial Manufacturing Agreement, (this “Addendum”) is entered into and effective the 2nd day of July, 2014 by and between Albemarle Corporation, (hereinafter “Albemarle”); and SIGA Technologies, Inc. (hereinafter “Customer”), to addend, amend and/or supplement that certain Commercial Manufacturing Agreement between Albemarle and customer dated August 25, 2011, as amended December 21, 2012 and July 1, 2013 (the “Commercial Manufacturing Agreement”). All capitalized terms used herein and not defined shall have the meaning set forth in the Commercial Manufacturing Agreement.

WHEREAS, Albemarle, pursuant to the commercial Manufacturing Agreement, has manufactured, sold and delivered to Customer the Product (as defined in the Commercial Manufacturing Agreement); and

WHEREAS, in order to add an additional particle size testing site and an approved particle size testing method, the parties wish to amend Exhibits B, C and H to the Commercial Manufacturing Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Albemarle and Customer hereby addend, amend and/or supplement the Commercial Manufacturing Agreement as follows:

1.	Exhibit B is hereby amended to read in its entirety as set forth in the attachment to this Addendum.

2.	Exhibit C is hereby amended to read in its entirety as set forth in the attachment to this Addendum.

3.	Exhibit H is hereby amended to read in its entirety as set forth in the attachment to this Addendum.

This Addendum is considered a written instrument, in full accordance with the manner of amending the Commercial Manufacturing Agreement, including Exhibits B, C and H as recited in Section 12.10 thereof. All other terms and conditions of the Commercial Manufacturing Agreement shall remain the same and in full force and effect.

SIGA TECHNOLOGIES, INC.        ALBEMARLE CORPORATION

By:    ____________________________    By:    ____________________________
Daniel J. Luckshire            Name:

EVP & CFO	Title:

Date:    ____________________________    Date:    ____________________________
Amendment 2 to Exhibit B
to the COMMERCIAL MANUFACTURING AGREEMENT dated August 25, 2011 between SIGA Technologies, Inc. and Albemarle Corporation

MICRONIZED PRODUCT TESTING
[redacted]

Amendment 2 to Exhibit C
to the COMMERCIAL MANUFACTURING AGREEMENT dated August 25, 2011 between SIGA Technologies, Inc. and Albemarle Corporation
Specifications
ST-246 Drug Substance Specification for Commercial Production
PRODUCT SPECIFICATIONS

[redacted]

Amendment 1 to Exhibit H
to the COMMERCIAL MANUFACTURING AGREEMENT dated August 25, 2011 between SIGA Technologies, Inc. and Albemarle Corporation

List of Approved Laboratories per Section 3.5

[redacted]